UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 12, 2008

VERTEX PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Waverly Street

Cambridge, Massachusetts  02139

(Address of principal executive offices) (Zip Code)

(617) 444-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Agreement.

(1)           On February 12, 2008, Vertex Pharmaceuticals Incorporated (the “Company”) entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. (collectively, the “Underwriters”), relating to the sale of 6,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at an offering price to the public of $17.14 per share (the “Common Stock Offering”).  Under the terms of the Common Stock Underwriting Agreement, the Company has granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 900,000 shares of Common Stock to cover over-allotments.

The Common Stock Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.  The Common Stock Offering will be made by means of a prospectus, a copy of which can be obtained from any of the Underwriters. The prospectus dated February 11, 2008 has been filed with the Securities and Exchange Commission.

(2)           In addition, on February 12, 2008, the Company entered into a second underwriting agreement (the “Notes Underwriting Agreement”) with the Underwriters, relating to the sale of 4.75% convertible senior subordinated notes due 2013 (the “Notes”) in the aggregate principal amount of $250,000,000 (the “Notes Offering”).  Under the terms of the Notes Underwriting Agreement, the Company has granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional $37,500,000 in Notes to cover over-allotments.

The Notes Underwriting Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.  The Notes Offering will be made by means of a prospectus, a copy of which can be obtained from any of the Underwriters. The prospectus dated February 11, 2008 has been filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description of Document
1.1

Underwriting Agreement, dated February 12, 2008 by and among Vertex Pharmaceuticals Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. (relating to the Common Stock Offering)

1.2

Underwriting Agreement, dated February 12, 2008 by and among Vertex Pharmaceuticals Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. (relating to the Notes Offering)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: February 12, 2008	/s/ Kenneth S. Boger
Kenneth S. Boger
Senior Vice President and General Counsel